"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs High Yield Municipal Fund Name of Underwriter From Who Purchased, Salomon Smith Barney Name of Underwriting syndicate members, Salomon Smith Barney Name of Issuer, The Commonwealth of Massachusetts Title of Security, MA State of GO Date of First Offering:., 8/1/01 Dollar Amount Purchased, 10,737,400 Number of Shares Purchased, 10,000 Price Per Unit, 107.374 Resolution approved, Resolution Approved at January 2002 meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs High Yield Municipal Fund Name of Underwriter From Who Purchased, Bear Stearns Name of Underwriting syndicate members, Bear Stearns Name of Issuer, Northern Tobacco Securitization Corp. Title of Security, Northern Tobacco Securitization Corp.
Date of First Offering:., 8/2/01
Dollar Amount Purchased,  983,130
Number of Shares Purchased,  1,000,000
Price Per Unit,  98.313
Resolution approved at January 2002 Meeting, as follows:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended October 31, 2001 for the Balanced Fund (fixed income portion); October 31, 2001 for the fixed income Funds and Global Sector Funds; November 30, 2001 for the equity Funds; and December 31, 2001 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended December 30, 2001, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs High Yield Municipal Fund Name of Underwriter From Who Purchased, Morgan Stanley Name of Underwriting syndicate members, Morgan Stanley Name of Issuer, TXU Electric Company Title of Security, Brazos River Authority TX Series 2001D Date of First Offering:., November 7, 2001 Dollar Amount Purchased, 3,300,000 Number of Shares Purchased, 3,300,000 Price Per Unit, 100 Resolution approved, Resolution approved at the April 25, 2002 meeting.



"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs High Yield Municipal Fund Name of Underwriter From Who Purchased, Morgan Stanley Name of Underwriting syndicate members, Morgan Stanley Name of Issuer, TXU Electric Company Title of Security, Sabine River Authority TX Series 2001 C Date of First Offering:., November 7, 2001 Dollar Amount Purchased, 6,700,000 Number of Shares Purchased, 6,700,000 Price Per Unit, 100 Resolution approved, Resolution approved at April 25, 2002 meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs High Yield Municipal Fund Name of Underwriter From Who Purchased, Morgan Stanley Name of Underwriting syndicate members, Morgan Stanley Name of Issuer, Puerto Rico Public Finance Corporation Title of Security, Commonwealth 2001 Series E Bonds Date of First Offering:., December 19, 2001 Dollar Amount Purchased, 3,979,320 Number of Shares Purchased, 4,000,000 Price Per Unit, 99,483 Resolution approved, Resolution approved at April 25, 2002 meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs High Yield Municpal Fund Name of Underwriter From Who Purchased, Bear Stearns Salomon Smith Barney Name of Underwriting syndicate members, Bear, Stearns & Co. Inc. Name of Issuer, Tobacco Settlement Financing Corporation Title of Security, LA Rev Asset-Backed Series 2001B Date of First Offering:., November 1, 2001 Dollar Amount Purchased, 14,000,000 Number of Shares Purchased, 14,000,000 Price Per Unit, 97.885 Resolution approved: , RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2002 for the Balanced Fund (fixed income portion); January 31, 2002 for the fixed income Funds and Global Sector Funds; February 28, 2002 for the equity Funds; and March 31, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs Municipal Income Fund Name of Underwriter From Who Purchased, Morgan Stanley Name of Underwriting syndicate members, Morgan Stanley Name of Issuer, TXU Electric Company Title of Security, Sabine River Authority TX Series 2001C Date of First Offering:., November 7, 2001 Dollar Amount Purchased, 2,300,000 Number of Shares Purchased, 2,300,000 Price Per Unit, 100 Resolution approved, Resolution approved at April 25, 2002 meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs Municipal Income Fund Name of Underwriter From Who Purchased, Morgan Stanley Name of Underwriting syndicate members, Morgan Stanley Name of Issuer, TXU Electric Company Title of Security, Brazos River Authority TX Series 2001D Date of First Offering:., November 7, 2001 Dollar Amount Purchased, 1,700,000 Number of Shares Purchased, 1,700,000 Price Per Unit, 100 Resolution approved, RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2002 for the Balanced Fund (fixed income portion); January 31, 2002 for the fixed income Funds and Global Sector Funds; February 28, 2002 for the equity Funds; and March 31, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.



"EX-99.770 - Transactions effected pursuant to Rule 10f-3"
Name of Fund,  Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter From Who Purchased,  Merrill Lynch
Name of Underwriting syndicate members,  Merrill Lynch & Co.
Name of Issuer,  New Jersey Economic Development Authority
Title of Security, Market Transition Facility Senior Lien Revenue Ref Bond Series A Date of First Offering:., November 15, 2001 Dollar Amount Purchased, 3,112,367 Number of Shares Purchased, 2,900,000 Price Per Unit, 107.323 Resolution approved, Resolution approved at April 25, 2002 meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs Short Duration Tax-Free Fund Name of Underwriter From Who Purchased, Morgan Stanley Name of Underwriting syndicate members, Morgan Stanley Name of Issuer, TXU Electric Company Title of Security, Sabine River Authority TX Series 2001C Date of First Offering:., November 7, 2001 Dollar Amount Purchased, 1,000,000 Number of Shares Purchased, 1,000,000 Price Per Unit, 100 Resolution approved, RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2002 for the Balanced Fund (fixed income portion); January 31, 2002 for the fixed income Funds and Global Sector Funds; February 28, 2002 for the equity Funds; and March 31, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs Global Income Fund Name of Underwriter From Who Purchased, State Street Bank Name of Underwriting syndicate members, CSFB, GS, SSB Name of Issuer, AT&T Corp
Title of Security, T 7.3 8% 15-Nov-11 Date of First Offering:., November 15, 2001 Dollar Amount Purchased, 2,341,845.50 Number of Shares Purchased, N/A Price Per Unit, 98.6530 Resolution approved: , RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2002 for the Balanced Fund (fixed income portion); January 31, 2002 for the fixed income Funds and Global Sector Funds; February 28, 2002 for the equity Funds; and March 31, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs Global Consumer Growth Fund Name of Underwriter From Who Purchased, Daiwa Securities SMBC Co. Ltc.
Name of Underwriting syndicate members,  Golmdan Sachs (Japan) Ltd. And Daiwa
 Securities SMBC Co. Lltd., etc.
Name of Issuer,  Komeri Co., Ltd.
Title of Security,  Common Stock
Date of First Offering:., February 19, 2002
Dollar Amount Purchased,  3,207.21
Number of Shares Purchased,  200
Price Per Unit,  JPY 2.134
Resolution approved,
, RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2002 for the Balanced Fund (fixed income portion); January 31, 2002 for the fixed income Funds and Global Sector Funds; February 28, 2002 for the equity Funds; and March 31, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


"EX-99.770 - Transactions effected pursuant to Rule 10f-3" Name of Fund, Goldman Sachs Infrastructure & Resources Fund Name of Underwriter From Who Purchased, UBS Warburg Name of Underwriting syndicate members, Banca IMI, UBS Warburg, Goldman Sachs Name of Issuer, Snam Rete Gas Title of Security, Shares of Snam Rete Gas S.p.A. Date of First Offering:., November 15, 2001 Dollar Amount Purchased, 53,535.00 Number of Shares Purchased, 21500 Price Per Unit, EURO 2.80/USD 2.49 Resolution approved, , RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2002 for the Balanced Fund (fixed income portion); January 31, 2002 for the fixed income Funds and Global Sector Funds; February 28, 2002 for the equity Funds; and March 31, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.